Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,360,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,586.12
Total Offset Amount	0.00
Net Fee	$ 1,586.12